EXHIBIT 3.1

                              ARTICLES OF INCORPORATION

                                          OF

                          CITIBANC SHARES OF MISSOURI, INC.


                                 ____________________


                    The undersigned natural persons of the age of twenty-one years or more, for the purpose of forming a corporation under The General and Business Corporation Law of Missouri, adopt the following Articles of Incorporation:


                                      ARTICLE I
                                      _________

                    The name of the corporation is "Citibanc Shares of Missouri, Inc."


                                      ARTICLE II
                                      __________

                    The address of the corporation's initial registered office in the State of Missouri is: 928 Grand Avenue, Kansas City, Missouri, and the name of its initial registered agent at such address is: Charles G. Young, Jr.


                                     ARTICLE III
                                     ___________

                    The aggregate number of shares which the corporation shall have authority to issue is three thousand (3,000) shares of common stock with a par value of Twelve Dollars and Fifty Cents ($12.50) per share. There shall be no preferences, qualifications, limitations, restrictions or special, relative or convertible rights in respect of any of said shares.


                                      ARTICLE IV
                                      __________

                    The number and class of shares to be issued before the corporation shall commence business is fifty (50) shares of common stock with a par value of Twelve Dollars and Fifty Cents ($12.50) per share. The consideration to be paid therefor and the capital with which the corporation shall commence business is Six Hundred Twenty-Five Dollars ($625.00). The corporation will not commence business until consideration of the value of at least Six Hundred Twenty-Five Dollars ($625.00) has been received for the issuance of shares.


                                      ARTICLE V
                                      _________

                    The name and place of residence of each incorporator is as follows:

                         Name                     Residence
                         ____                     _________

                    R. Crosby Kemper, Jr.         1014 Greenway Terrace
                                                  Kansas City, Missouri

                    Charles G. Young, Jr.         221 West 48th St.
                                                  Kansas City, Missouri

                    V.B. Kassebaum                1215 West 59th Street
                                                  Kansas City, Missouri


                                      ARTICLE VI
                                      __________

                    The number of directors to constitute the Board of Directors is nine (9).


                                     ARTICLE VII
                                     ___________

                    The duration of the corporation is perpetual.


                                     ARTICLE VII
                                     ___________

                    The corporation is formed for the following purposes:

                         (a)    To  purchase,  subscribe  for  or
                    otherwise acquire and own, hold as an investment or otherwise, use, sell, assign, deal in, transfer, mortgage, pledge, exchange or otherwise dispose of, alone or in syndicates or otherwise in conjunction with others, shares of capital stock, bonds, debentures, notes, evidences of indebtedness and other securities, contracts or obligations of any corporation, association, partnership, entity, or governmental, municipal or public authority, domestic or foreign, and to pay therefor in whole or in part, in cash or by exchanging therefor shares of the capital stock, bonds, debentures, notes or other obligations of this corporation or any other corporation, and while the owner or holder of any such property to receive, collect and dispose of the interest, dividends and income arising from such property, and to possess and exercise in respect thereof all the right, powers and privileges of ownership, including all voting powers of any securities so owned;

                         (b)   To  carry on  and  conduct  either
                    directly or through subsidiaries any lawful business or businesses, and to do all things necessary or proper for the conduct of any businesses in which the corporation may be engaged;

                         (c)    To  make,  manufacture,  process,
                    organize, finance, manage, operate, purchase, sell, own, hold, store, exchange, rent, lease, service, repair, handle or deal in and with in any manner, property of any and every description and class which is now or may become the subject of trade or commerce;

                         (d)   To cause to be formed, to promote,
                    and to aid in the formation of any corporation or association, domestic or foreign, and to cause or participate in the merger, consolidation, reorganization, liquidation or dissolution of any corporation or association, domestic or foreign, in which, or in the business or welfare of which, the corporation shall have directly or indirectly any interest;

                         (e)  To operate,  manage, supervise, and
                    control all or any part of the business and property of any corporation, association, firm, entity, individual or undertaking, domestic or foreign, or to take any part therein, and to appoint and remunerate any directors, accountants, other experts, agents, employees and persons;

                         (f)   To acquire  by purchase,  lease or
                    otherwise, to construct, assemble, own, hold, lease, rent, remodel, improve, reconstruct, mortgage, encumber, operate, manage, deal in and dispose of machinery, equipment, appliances, fixtures, buildings, offices, factories, store rooms, warehouses, plants, garages, apartments and houses, with all improvements, machines, fixtures and equipment appurtenant or convenient thereto, or which may be useful or desirable in the conduct of any business or businesses in which the corporation is or may be engaged;

                         (g)   To own,  acquire, buy,  sell, deal
                    in,    lease,    rent,    remodel,   improve,












                    reconstruct, mortgage and otherwise encumber real estate, whether improved or unimproved, and any interest of any kind whatsoever therein, and to own, hold, deal in and dispose of such property, whether real, personal or mixed;

                         (h)  to acquire the good will, business,
                    rights and property of any person, firm, association or corporation, and to pay for the same in cash, property, stocks, notes or otherwise; to hold and enjoy or in any manner to dispose of the whole or any part of the property, assets and rights so acquired; to conduct in any lawful manner the whole or any part of any business so acquired, and to exercise all powers necessary or convenient in and about the conduct and management of any business or businesses in which the corporation is now or may hereafter be engaged;

                         (i)     To  sell,   lease,  convey,   or
                    otherwise dispose of, mortgage, pledge or otherwise encumber all or any part of its property and assets;

                         (j)  To acquire, deal in, purchase, own,
                    hold, lease, rent, mortgage, develop, mine, produce, acquire, exploit, encumber and dispose of lumber, natural resources,
                    minerals  and   mineral  rights   or  royalty
                    interests of any kind;

                         (k)   To  acquire, own,  deal in,  hold,
                    enjoy, use and dispose of patents and patent rights, trademarks and trade names, distinctive marks, copyrights, licenses, inventions, improvements, processes, franchises, permits and other evidences of lawful authority or agency;

                         (l)   To  borrow money  for  any of  the
                    purposes of the corporation and to draw, make, accept, endorse, discount, execute, issue, sell, pledge or otherwise dispose of promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable, transferable or non-transferable instruments and evidences of indebtedness, and to secure the payment thereof and the interest thereon by mortgage, assignment in trust, pledge, conveyance, or other encumbrance of the whole or any part of the property of the corporation at the time owned or thereafter acquired;












                         (m)   To purchase, acquire,  hold, sell,
                    transfer and redeem or otherwise deal in shares of its own capital stock, whenever and to the fullest extent permitted by law;

                         (n)  To lend money, and to acquire, take
                    or hold as security, if desired, real and personal property, bonds, debentures, notes or any other evidences of interest of indebtedness or any other security for the payment of funds so loaned; to promote or to aid in any manner, financially or otherwise, any corporation or association of which any stocks, bonds, or other evidences of indebtedness or securities are held directly or indirectly by this corporation; and for this purpose to guarantee the contracts, dividends, stocks, bonds, notes and other obligations of such other corporation or association, and to do any other acts or things designed to protect, preserve, improve or enhance the value of such stocks, bonds, or other evidences of indebtedness of securities.

                         (o)   To have and to exercise all powers
                    necessary or incident to carrying out its corporate purposes, to exercise all other powers permitted by law, and to possess and enjoy all rights and powers which now or at any time hereafter may be granted to or exercised by a corporation of this character;

                         (p)    Nothing   in  these  Articles  of
                    Incorporation shall authorize this corporation to engage in any business which would cause the corporation to be, or become, an investment company as that term is defined in the Investment Company Act of 1940, or shall authorize the corporation to hold itself out as such an investment company.


                                      ARTICLE IX
                                      __________

                    No holder of stock of the corporation of any class shall be entitled as a matter of right to subscribe for or purchase any part of any new or additional issue of stock, or securities convertible into stock, of any class whatsoever, whether now or hereafter authorized, and all such additional shares of stock or other securities convertible into stock may be issued and disposed of by the Board of Directors to such person or persons and on such terms and for such consideration (so far as may be permitted by law) as the Board of Directors, in their absolute discretion, may deem advisable.













                                      ARTICLE X
                                      _________

                    The Board of Directors shall have the power to make, alter, amend or repeal the By-Laws of the corporation from time to time.


                                      ARTICLE XI
                                      __________

                    The corporation reserves the right to amend, alter, change or repeal any provisions contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and all rights conferred upon shareholders herein are granted subject to this reservation.

                    IN WITNESS WHEREOF, these Articles of Incorporation have been signed this 12th day of June, 1967.

                                        /s/R. Crosby Kemper, Jr.
                                        _____________________________
                                        R. Crosby Kemper, Jr.



                                        /s/Charles G. Young, Jr.
                                        ______________________________
                                        Charles G. Young, Jr.



                                        /s/V.B. Kassebaum
                                        ______________________________
                                        V. B. Kassebaum


          STATE OF MISSOURI   )
                              )  ss.
          COUNTY OF JACKSON   )


                    I, Rosemary F. Nugent, a Notary Public, do hereby certify that on this 12th day of June, 1967, personally appeared before me R. CROSBY KEMPER, JR., CHARLES G. YOUNG, JR. and V.B. KASSEBAUM, who being by me first duly sworn, declared that they are the persons who signed the foregoing document as incorporators, and that the statements therein contained are true.



                                        /s/Rosemary F. Nugent
                                        ________________________________
                                             Notary Public


          My commission expires:

          November 30, 1967

          HONORABLE JAMES C. KIRKPATRICK
          SECRETARY OF STATE
          STATE OF MISSOURI
          JEFFERSON CITY, MISSOURI, 65101


               Pursuant  to  the  provisions of  The  General  And Business
          Corporation  Law   of  Missouri,   the  undersigned   Corporation
          certifies the following:

               (1)  The  name of the Corporation is:   Missouri Bancshares,
          Inc.

               The  name under  which  it  was  originally  organized  was:
          Citibanc Shares of Missouri, Inc.

               (2)    An   amendment  to  the  Corporation's   Articles  of
          Incorporation was adopted by the shareholders on March 4, 1968.

               (3) The amendment adopted is as follows: That the name of the Corporation be changed from Citibanc Shares of Missouri, Inc. to Missouri Bancshares, Inc.

               (4) Of the 50 shares outstanding, 50 of such shares were entitled to vote on such amendment.

               The number of outstanding shares of any class entitled to vote thereof as a class were as follows:

                    Class               Number of Outstanding Shares
                    _____               ____________________________

                    Common                   50

               (5) The number of shares voted for and against the amendment was as follows:

                    Class          No. voted for       No. voted against
                    _____          _____________       _________________

                    Common              50                  0

               (6)  Not applicable.

               (7)  Not applicable.

                    IN WITNESS WHEREOF, the undersigned, President of Missouri Bancshares, Inc., has executed this instrument and its Secretary has affixed its corporate seal hereto and attested said seal on the 5th day of March, 1968.

                                        MISSOURI BANCSHARES, INC.

          (CORPORATE SEAL)
                                        By /s/R. Crosby Kemper, Jr.
                                          __________________________
                                             R. Crosby Kemper, Jr.
                                             President













          ATTEST:

          /s/Charles G. Young, Jr.
          ________________________
          Charles G. Young, Jr.,
          Secretary



          STATE OF MISSOURI   )
                              )  SS.
          COUNTY OF JACKSON   )


               I, Alice M. Hibbits, a notary public, do hereby certify that on this 5th day of March 1968 personally appeared before me R. Crosby Kemper, Jr., who, being by me first duly sworn, declared that he is the President of Missouri Bancshares, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.



                                        /s/Alice M. Hibbits
                                        ______________________________
                                             Notary Public

          (NOTARIAL SEAL)

          My Commission Expires:

          August 29, 1971

                               CERTIFICATE OF AMENDMENT

                                          OF

                              ARTICLES OF INCORPORATION

                                          OF

                              MISSOURI BANCSHARES, INC.,
                                A MISSOURI CORPORATION


                                     ____________


               Pursuant to the provisions of The General and Business Corporation Law of Missouri, Missouri Bancshares, Inc., does, by its President, R. Crosby Kemper, Jr., and by its Secretary, Charles G. Young, Jr., hereby make this Certificate of Amendment of the Articles of Incorporation of Missouri Bancshares, Inc., a Missouri corporation, certifying as follows:
















               1. The name of the corporation is: "Missouri Bancshares, Inc." The corporation was originally organized under the name "Citibanc Shares of Missouri, Inc."

               2. The amendment to the Articles of Incorporation of Missouri Bancshares, Inc. hereinafter set forth was adopted by the shareholders of said corporation on October 22, 1969.

               3. The amendment of the Articles of Incorporation of Missouri Bancshares, Inc., adopted by the shareholders of said corporation, amends Article III of the Articles of Incorporation, so that, as amended, Article III provides as follows:

                                     "ARTICLE III
                                      ___________

                    The   aggregate  number   of   shares  which   the
               corporation shall have authority to issue is One Million Seven Hundred Fifty Thousand (1,750,000) shares of common stock with a par value of Twelve Dollars and Fifty Cents ($12.50) per share. There shall be no preferences, qualifications, limitations, restrictions or special, relative or convertible rights in respect of any of said shares."

               4. The number of shares of common stock of Missouri Bancshares, Inc. outstanding and the number of shares entitled to vote on the foregoing amendment was fifty (50).

               5. The number of shares of common stock of Missouri Bancshares, Inc. voted for the foregoing amendment to the Articles of Incorporation at a special meeting of shareholders duly called and held on October 22, 1969, was fifty (50); and the number of shares voted against the foregoing amendment was zero
          (0).

               6, The amendment effects a change in the number of authorized shares having a par value. Prior to the effective date of the amendment, the corporation was authorized to issue three thousand (3,000) shares of common stock with a par value of Twelve Dollars and Fifty Cents ($12.50) per share, a total in dollars of Thirty Seven Thousand Five Hundred Dollars ($37,500.00) of par value of all authorized shares. Under the foregoing amendment, the corporation is authorized to issue One Million Seven Hundred Fifty Thousand (1,750,000) shares of common stock with a par value of Twelve Dollars and Fifty Cents ($12.50) per share, a total in dollars of Twenty One Million Eight Hundred Seventy Five Thousand Dollars ($21,875,000) par value of authorized shares.

               IN WITNESS WHEREOF, the undersigned President of Missouri Bancshares, Inc. has executed this instrument; and the Secretary of Missouri Bancshares, Inc. has affixed the seal of said corporation hereto and attested said seal on the 22nd day of October, 1969.














                                        MISSOURI BANCSHARES, INC.

          (Seal)
                                        By /s/ R. Crosby Kemper, Jr.
                                          _________________________________

                                             R.    Crosby   Kemper,    Jr.,
          President
          Attest:


          /s/Charles G. Young, Jr.
          __________________________
          Charles G. Young, Jr. Secretary


          STATE OF MISSOURI   )
                              )  SS.
          COUNTY OF JACKSON   )


               I, Ruth L. Crews, a Notary Public, do hereby certify that on this 22nd day of October, 1969, personally appeared before me. R. Crosby Kemper, Jr., who being first duly sworn, declared that he is the President of Missouri Bancshares, Inc., a Missouri corporation, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                        /s/ Ruth L. Crews
                                        ________________________________
                                             Notary Public

          My Commission Expires:

          My commission expires October 15, 1973
          Ruth L. Crews, Notary Public for
          Jackson County, Missouri

                              CERTIFICATE OF AMENDMENTS
                                          OF
                              ARTICLES OF INCORPORATION
                                          OF
                              MISSOURI BANCSHARES, INC.

                                A MISSOURI CORPORATION


                                    ______________


               The undersigned, R. Crosby Kemper, Jr., President of Missouri Bancshares, Inc., and Jerome H. Scott, Jr. Secretary of Missouri Bancshares, Inc., do hereby make this Certificate of Amendments of the Articles of Incorporation of Missouri Bancshares, Inc., a Missouri corporation, certifying as follows:













               1. The name of the corporation is "Missouri Bancshares, Inc."

               2.   The  Amendments   to  the  Articles   of  Incorporation
          hereinafter set forth were adopted by the shareholders of Missouri Bancshares, Inc. on April 21, 1971.

               3. The Amendments to the Articles of Incorporation adopted by the shareholders of Missouri Bancshares, Inc., amend Article III and Article VI of the Articles of Incorporation.

               4. Article III of the Articles of Incorporation as it now reads is deleted and in lieu thereof Article III is amended so that, as amended, it provides as follows:

                                     "ARTICLE III

               The   number  of  directors  of  the  corporation  shall  be
          seventeen."

               5. The number of shares of stock of Missouri Bancshares, Inc. outstanding on March 19, 1971, the record date for voting at the Annual Meeting of Shareholders, was 1,234,161 shares, all of which were common shares. The number of shares entitled to vote for the foregoing amendment was 1,234,161.

               6. At the Annual Meeting of Shareholders of Missouri Bancshares, Inc. duly called and held on April 21, 1971, the number of shares voted for the amendment of Article III was 1,114,669, and the number of shares voted against the amendment of Article III was 3,101.

               7. The Amendment of Article III effects a change in the Articles of Incorporation by deleting the present Article III and in lieu thereof substituting an Article III which provides for a change in the number of directors of the Corporation. Prior to the Amendment, the number of directors of the Corporation was nine. Under the foregoing amendment, the number of directors of the Corporation will be seventeen.

               8. Article VI of the Articles of Incorporation as it now reads is deleted and in lieu thereof Article VI is amended so that, as amended, it provides as follows:

                                     "ARTICLE VI

               The aggregate number of shares which the Corporation shall have authority to issue is Two Million (2,000,000) shares of common stock each of a par value of Twelve Dollars and Fifty Cents ($12.50). No shareholder in his capacity as such shall have any pre-emptive or preferential right to subscribe for or receive any shares of stock of this Corporation or any
          obligations   convertible   into   shares   of   stock   of  this
          Corporation."














               9. The number of shares of stock of Missouri Bancshares, Inc. outstanding on March 19, 1981, the record date for voting at the Annual Meeting of Shareholders, was 1,234,161 shares, all of which were common shares. The number of shares entitled to vote for the foregoing amendment was 1,234,161.

               10. At the Annual Meeting of Shareholders of Missouri Bancshares, Inc., duly called and held on April 21, 1971, the number of shares voted for the Amendment to Article VI was 1,115,243, and the number of shares voted against the Amendment to Article VI was 2,527.

               11. The Amendment to Article VI effects a change in the Articles of Incorporation by deleting the present Article III and in lieu thereof substituting an Article III which provides for a change in the number of authorized shares. Prior to the Amendment, the number of authorized shares of common stock was one million seven hundred fifty thousand (1,750,000) with a par value of twelve dollars and fifty cents ($12.50) per share. Under the foregoing Amendment, the number of authorized shares of common stock will be two million (2,000,000) with a par value of twelve dollars and fifty cents ($12.50) per share.

               IN WITNESS WHEREOF, the undersigned, R. Crosby Kemper, Jr., President of the Corporation, has executed this instrument, and its Secretary, Jerome H. Scott, Jr., has affixed the corporate seal on this 21st day of April, 1971.

                                             MISSOURI BANCSHARES, INC.

          (SEAL)
                                        By /s/R. Crosby Kemper, Jr.
                                           _________________________
                                             R. Crosby Kemper, Jr.


          /s/Jerome H. Scott, Jr.
          _______________________
          Jerome H. Scott, Jr.


          STATE OF MISSOURI   )
                              )  SS.
          COUNTY OF JACKSON   )

               I, Rosemary F. Nugent, a Notary Public, do hereby certify that on the 21st day of April, 1971, personally appeared before me R. Crosby Kemper, Jr., who, being by me first duly sworn, declared that he signed the foregoing document as President of Missouri Bancshares, Inc., and that the statements contained therein are true.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of my office at Kansas City, Jackson County, Missouri, the day and year last above written.















                                        /s/Rosemay F. Nugent
                                        ___________________________________

                                        Notary Public Within and for said
                                                  County and State

          My Commission Expires:

          November 30, 1971

                               CERTIFICATE OF AMENDMENT

                                          OF

                              ARTICLES OF INCORPORATION

                                          OF

                              MISSOURI BANCSHARES, INC.


                                  __________________

                    Pursuant  to the provisions of The General and Business
          Corporation  Law   of  Missouri,   the  undersigned   Corporation
          certifies the following:

                    1.   The  name   of   the   Corporation   is   Missouri
          Bancshares, Inc.
                    The name under which it was originally organized was Citibanc Shares of Missouri, Inc.

                    2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on August 24, 1971.

                    3.   Article I is amended to read as follows:

                                      "ARTICLE I

                    The  name of the  Corporation shall be  United Missouri
               Bancshares, Inc."

                    4. Of the 1,232,708 shares outstanding, 1,232,708 of such shares were entitled to vote on such amendment.

                    The number of outstanding shares of any class entitled to vote thereof as a class were 1,232,708 common shares.

                    5. The number of shares voted for and against the amendment was as follows:

                    Class               No. Voted For       No.       Voted
                    _____               _____________       _______________
          Against
          _______

               Common stock             1,025,137                441














                    IN WITNESS WHEREOF, the undersigned, John J. Kramer, Executive Vice President, has executed this instrument and Jerome
          H. Scott, Jr., its Secretary, has affixed its corporate seal hereto and attested said seal on the 24th day of August, 1971.

                                        MISSOURI BANCSHARES, INC.
          (SEAL)

          ATTEST:                       By /s/John J. Kramer
                                          _________________________________

                                             Executive Vice President

          /s/J.H. Scott, Jr.
          __________________
               Secretary


          STATE OF MISSOURI   )
                              )  ss.
          COUNTY OF JACKSON   )

                    I, Suellen Long, a notary public do hereby certify that on this 24th day of August, 1971, personally appeared before me John J. Kramer, who, being by me first sworn, declared that he is the Executive Vice President of Missouri Bancshares, Inc., that he signed the foregoing document as Executive Vice President of the corporation, and that the statements therein contained are true.


                                   /s/Suellen Long
                                   ______________________________
                                             Notary Public

          My Commission Expires:

          My commission expires April 4, 1975

                                      ASSIGNMENT
                                      __________


                    For value received the undersigned, Missouri Bancshares, Inc., a Missouri corporation, hereby assigns and transfers unto United Missouri Bancshares, Inc. all of its right, title and interest in and to the name "Missouri Bancshares, Inc."

                                        MISSOURI BANCSHARES, INC.

          ATTEST:

                                        By /s/John J. Kramer
                                          _______________________________
          /s/J. H. Scott, Jr.           President
          _____________________
















          STATE OF MISSOURI   )
                              )  ss.
          COUNTY OF JACKSON   )

                    I, Suellen Long, a Notary Public, in and for the County and State aforesaid, do hereby certify that on the 24th day of August, 1971, personally appeared before me John J. Kramer and Jerome H. Scott, Jr., to me personally known to be the same persons who executed the foregoing assignment, and severally acknowledged that they executed it for the purposes therein set forth.

                    IN WITNESS WHEREOF, I have hereunto set my hand and seal the year and day above written.


                                   /s/Suellen Long
                                   _______________________________________
                                        Notary Public

          My Commission Expires:

          My commission expires April 4, 1975

                               CERTIFICATE OF AMENDMENT
                                          of
                              ARTICLES OF INCORPORATION
                                          of
                           UNITED MISSOURI BANCSHARES, INC.

                                A Missouri Corporation


                                ______________________


                    The undersigned, E. J. Robertson, Vice President of United Missouri Bancshares, Inc., and the undersigned, Cyrus E. Ricketts, Assistant Secretary of United Missouri Bancshares, Inc., do hereby make this Certificate of Amendment of the Articles of Incorporation of United Missouri Bancshares, Inc., a Missouri corporation, certifying as follows:

                    1. The name of the corporation is "United Missouri Bancshares, Inc."

                    2. The Amendment to the Articles of Incorporation hereinafter set forth was adopted by the shareholders of United Missouri Bancshares, Inc. on April 19, 1973.

                    3. The Amendment to the Articles of Incorporation adopted by the shareholders of the corporation amends Article VI of the Articles of Incorporation, so that, as amended, Article VI shall provide as follows:














                                      ARTICLE VI
                                      __________

                         The aggregate number of shares which the
                    corporation shall have authority to issue is four million (4,000,000) shares of common stock with a par value of Twelve Dollars and fifty cents ($12.50) per share. There shall be no preferences, qualifications, limitations, restrictions or special, relative or convertible rights in respect of any of said shares.

                    4. The number of outstanding shares of stock of United Missouri Bancshares, Inc. is 1,358,484, all of which are common shares. The number of shares entitled to vote on the foregoing amendment was 1,358,484.

                    5. At the meeting of shareholders of the corporation duly called and held on April 19, 1973, the number of shares voted for the amendment was 1,187,057 and the number of shares voted against the amendment was 113.

                    6. The amendment effects a change in the number of authorized shares of common stock of the corporation. Prior to the amendment, the number of authorized shares of common stock was two million (2,000,000) and the par value of such shares was $12.50 per share. Under the foregoing amendment, the number of authorized shares of common stock will be four million (4,000,000) and the par value of such shares will remain at $12.50 per share.

                    7. The amount, in dollars, of authorized shares of the corporation having a par value, as changed by the amendment, is $50,000,000.

                    IN WITNESS WHEREOF, the undersigned, E. J. Robertson, Vice President of the company, has executed this instrument, and its Assistant Secretary, Cyrus E. Ricketts, has affixed the corporate seal on the 27th day of April, 1973.

                                   UNITED MISSOURI BANCSHARES, INC.



                                   By /s/E.J. Robertson
                                     ________________________________
          ATTEST:                     E. J. Robertson, Vice President



          /s/Cyrus E. Ricketts
          ______________________________________
          Cyrus E. Ricketts, Assistant Secretary

          STATE OF MISSOURI   )
                              ) ss.
          COUNTY OF JACKSON   )













               I, Ruth L. Crews, a Notary Public, do hereby certify that on the 27th day of April, 1973, personally appeared before me E. J. Robertson, who, being by me first duly sworn, declared that he signed the foregoing document as Vice President of United Missouri Bancshares, Inc., and that the statements therein contained are true.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of my office at Kansas City, Jackson County, Missouri, the day and year last above written.


                                        /s/Ruth L. Crews
                                        ____________________________
                                        Notary Public Within and For Said
                                             County and State
          My Commission Expires:

          My commission expires Oct. 15, 1973
          Ruth L. Crews, Notary Public
          for Jackson County, MO

                                   CERTIFICATE OF

                       AMENDMENTS OF ARTICLES OF INCORPORATION

          Honorable James C. Kirkpatrick
          Secretary of State
          State of Missouri
          Jefferson City, Missouri  65101

               Pursuant  to  the  provisions of  the  General  and Business
          Corporation   Law  of   Missouri,  the   undersigned  Corporation
          certifies the following:

               (1)  The   name  of  the   Corporation  is  United  Missouri
          Bancshares, Inc.

                    The name  under which it was  originally organized
               was Citibanc Shares of Missouri, Inc.

               (2)  Amendments   to    the   Corporation's    Articles   of
          Incorporation were adopted by the shareholders on April 19, 1979.

               (3)  Article III is amended to read as follows:

                    "ARTICLE   III:      The   number   of   directors
               constituting the first Board of Directors of the corporation was nine (9) and the number constituting the Board at the time of the effectiveness of the Amendment is seventeen (17). Hereafter, the number of directors shall be fixed by, or in the manner provided in, the By-Laws of the Corporation. Any change in the number of directors shall be reported to the Secretary of  State  within  thirty (30)  calendar  days  of such
               change.   Directors need not be shareholders unless the
               By-Laws require them to be shareholders."

               (4) Of the 3,413,985 shares outstanding, 3,413,985 of such shares were entitled to vote on such amendment.

               (5)  The   number  of  shares  voted  for  and  against  the
          amendment was as follows:

                  Class            No. Voted For       No. Voted Against
                  _____            _____________       _________________
               Common Stock,         2,805,473                   11,294
               $12.50 par value

               (6)  Article VI is amended to read as follows:

                    "ARTICLE VI.  The aggregate number of shares which
               the Corporation shall have authority to issue is five million (5,000,000) shares of Common Stock with a par value of Twelve Dollars and fifty cents ($12.50) per share. There shall be no preferences, qualifications, restrictions or special, relative or convertible rights in respect of any of such shares."

               (7) Of the 3,413,985 shares outstanding, 3,413,985 of such shares were entitled to vote on such amendment.

               (8) The amendment changed the number of authorized shares having a par value of $12.50 and the amount in dollars of authorized shares having a par value as changed is: From 4,000,000 shares to 5,000,000 shares for a dollar increase of $12,500,000.

               (9)  The   number  of  shares  voted  for  and  against  the
          amendment was as follows:

                  Class            No. Voted For       No. Voted Against
                  _____            _____________       _________________
               Common Stock,         2,797,420                   19,347
               $12.50 par value

               (10) Article X is amended to read as follows:

                    "ARTICLE  X.  The  By-Laws of the  Corporation may
               from time to time be altered, amended, suspended or repealed, or new By-Laws may be adopted, in any of the following ways: (i) by the affirmative vote, at any annual or special meeting of the shareholders, of the holders of at least two-thirds of the outstanding shares of stock of the Corporation entitled to vote thereon, or (ii) by resolution adopted by a majority of the full Board of Directors at a meeting thereof, or
               (iii) by unanimous written consent of all the directors in lieu of a meeting; provided, however, that the power of the directors to alter, amend, suspend or repeal the By-Laws or any portion thereof may be denied as to any













               By-Laws  or   any  portion   thereof  enacted  by   the
               shareholders if at the time of such enactment the shareholders shall so expressly provide."

               (11) Of the 3,413,985 shares outstanding, 3,413,985 of such shares were entitled to vote on such amendment.

               (12) The   number  of  shares  voted  for  and  against  the
          amendment was as follows:

                  Class            No. Voted For       No. Voted Against
                  _____            _____________       _________________
               Common Stock,         2,806,648                   10,119
               $12.50 par value

               (13) Article XI is amended to read as follows:

                    "ARTICLE XI.   The corporation reserves  the right
               to alter, amend or repeal any provision contained in its Articles of Incorporation in the manner now or hereafter prescribed by the statutes of Missouri, and all rights and powers conferred herein are granted subject to this reservation; and, in particular, the Corporation reserves the right and privilege to amend its Articles of Incorporation from time to time so as to authorize other or additional classes of shares (including preferential shares), to increase or decrease  the number  of  shares of  any  class now  or
               hereafter authorized, to establish, limit or deny to shareholders of any class the right to purchase or subscribe for any shares of stock of the Corporation of any class, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to purchase or subscribe for any obligations, bonds, notes, debentures, or securities or stock convertible into shares of stock of the Corporation or carrying or evidencing any right to purchase shares of stock of any class, and to vary the preferences, priorities, special powers, qualifications, limitations, restrictions and the special or relative rights or other characteristics in respect of the shares of each class, and to accept and avail itself of, or subject itself to, the provisions of any statutes of Missouri hereafter enacted pertaining to general and business corporations, to exercise all the rights, powers and privileges conferred upon corporations organized thereunder or accepting the provisions thereof and to assume the obligations and duties imposed therein, upon the affirmative vote of the holders of a majority of the shares of stock entitled to vote thereon, or, in the event the laws of Missouri require a separate vote by classes of shares, upon the affirmative vote of the holders of a majority of the shares of each class whose separate vote is required thereon; provided, however, that none of the provisions of this ARTICLE XI or













               ARTICLE III or ARTICLE X may be amended or repealed nor may any provision be added to these Articles of Incorporation that would be inconsistent with any provision of this ARTICLE XI or ARTICLE III or ARTICLE X hereof or by the By-Laws of the Corporation, unless such amendment, repeal or additional provision shall be approved by the affirmative vote, at any annual or special meeting of the shareholders, of the holders of at least two-thirds of the outstanding shares of the Corporation entitled to vote thereon."

               (14) Of the 3,413,985 shares outstanding, 3,413,985 of such shares were entitled to vote on such amendment.

               (15) The   number  of  shares  voted  for  and  against  the
          amendment was as follows:

                  Class            No. Voted For       No. Voted Against
                  _____            _____________       _________________
               Common Stock,         2,802,762                   14,005
               $12.50 par value

               IN WITNESS WHEREOF, the undersigned President has executed this instrument and its Secretary has affixed its corporate seal hereto and attested said seal on the 19th day of April, 1979.

               Seal                          UNITED   MISSOURI  BANCSHARES,
                                             INC.
          Attest


          /s/J.H. Scott, Jr.                 By:/s/John J. Kramer
          ________________________________      ___________________________
                    Secretary                          President


          STATE OF MISSOURI   )
                              ) ss.
          COUNTY OF JACKSON   )

               I, Alice M. Hibbits, a notary public, do hereby certify that on this 19th day of April, 1979, personally appeared before me John J. Kramer, who, being by me first sworn, declared that he is the President of United Missouri Bancshares, Inc. and that he signed the foregoing document as President of the Corporation, and that the statements therein contained are true.

                                        /s/Alice M. Hibbits
                                        _______________________________
                                                  Notary Public
          My commission expires:

          My commission expires August 29, 1979

                               CERTIFICATE OF AMENDMENT
                             OF ARTICLES OF INCORPORATION
                             ____________________________

          Honorable James C. Kirkpatrick













          Secretary of State
          State of Missouri
          Jefferson City, Missouri  65101

               Pursuant  to  the  provisions of  the  General  and Business
          Corporation  Law   of  Missouri,   the  undersigned   corporation
          certifies the following:

               (1)  The   name  of  the   Corporation  is  United  Missouri
          Bancshares, Inc.

                    The name under which it was originally organized was Citibanc Shares of Missouri, Inc.

               (2)  An   amendment  to   the   Corporation's  Articles   of
          Incorporation was adopted by the shareholders on April 16, 1981.

               (3)  Article VI is amended to read as follows:

                    "Article VI.  The aggregate number of shares which
               the Corporation shall have authority to issue is six million (6,000,000) shares of common stock with a par value of Twelve Dollars and Fifty Cents ($12.50) per share. There shall be no preferences, qualifications, limitations, restrictions or special, relative or convertible rights in respect of any of such shares."

               (4) The amendment changed the number of authorized shares having a par value of $12.50 and the amount in dollars of authorized shares having a par value as changed is: From
          5,000,000   shares  to  6,000,000   for  a  dollar   increase  of
          $12,500,000.

               (5) Of the 4,238,609 shares outstanding, 3,613,189 of such shares were entitled to vote on such amendment.

               (6)  The   number  of  shares  voted  for  and  against  the
          amendment was as follows:

               Class               No. Voted For            No.       Voted
               _____               _____________            _______________
          Against
          _______
               Common Stock          3,592,314                   20,875
               $12.50 par value

               IN WITNESS WHEREOF, the undersigned Chairman has executed this instrument and its Secretary has affixed its corporate seal hereto and attested said seal on the 19th day of April, 1981.

          SEAL                          UNITED MISSOURI BANCSHARES, INC.

          ATTEST

                                        By:  /s/R.C. Kemper
                                            _______________________________
                                                  Chairman














           /s/Barton S. Blond
          ____________________________
          Secretary



          STATE OF MISSOURI        )
                                   ) SS
          COUNTY OF JACKSON        )

               I,                                      , notary  public, do
                  _____________________________________
          hereby certify that on this 29th day of May, 1981, personally appeared before me R. C. Kemper, who being by me first sworn, declared that he is the Chairman of United Missouri Bancshares, Inc. and that he signed the foregoing document as Chairman of the Corporation, and that the statements therein contained are true.


                                         /s/
                                        ___________________________________
                                                  Notary Public

          My commission expires:

          May 8, 1984

                               CERTIFICATE OF AMENDMENT
                                          of
                              ARTICLES OF INCORPORATION
                                          of
                           UNITED MISSOURI BANCSHARES, INC.

                                A Missouri Corporation

                                   ________________


               The undersigned, John J. Kramer, President of United Missouri Bancshares, Inc., and the undersigned, Barton S. Blond, Secretary of United Missouri Bancshares, Inc., do hereby make this Certificate of Amendment of the Articles of Incorporation of United Missouri Bancshares, Inc., a Missouri corporation, certifying as follows:

               1.   The  name  of  the   corporation  is  "United  Missouri
          Bancshares, Inc."

               2.   The  Amendment   to  the   Articles  of   Incorporation
          hereinafter set forth was adopted by the shareholders of United Missouri Bancshares, Inc. on April 22, 1982.

               3. The Amendment to the Articles of Incorporation adopted by the shareholders of the corporation amends Article VI of the Articles of Incorporation, so that, as amended, Article VI shall provide as follows:













                                      ARTICLE VI
                                      __________

                         The aggregate number of shares which the
                    corporation shall have authority to issue is ten million (10,000,000) shares of common stock with a par value of Twelve Dollars and fifty cents ($12.50) per share. There shall be no preferences, qualifications, limitations, restrictions or special relative or convertible rights in respect of any said shares.

               4. The number of outstanding shares of stock of United Missouri Bancshares, Inc. is 4,844,125, all of which are common shares. The number of shares entitled to vote on the foregoing amendment was 4,844,125.

               5. At the meeting of shareholders of the corporation duly called and held on April 22, 1982, the number of shares voted for the amendment was 4,132,680 and the number of shares voted against the amendment was 30,686.

               6. The amendment effects a change in the number of authorized shares of common stock of the corporation. Prior to the amendment, the number of authorized shares of common stock was six million (6,000,000) and the par value of such shares was $12.50 per share. Under the foregoing amendment, the number of authorized shares of common stock will be ten million (10,000,000) and the par value of such shares will remain at $12.50 per share.

               7. The amount, in dollars, of authorized shares of the corporation having a par value, as changed by the amendment, is $125,000,000.

               IN WITNESS WHEREOF, the undersigned, John J. Kramer, President of the corporation, has executed this instrument, and its secretary, Barton S. Blond, has affixed the corporate seal this 22nd day of April, 1982.


                                        UNITED MISSOURI BANCSHARES, INC.



                                        By  /s/John J. Kramer
                                           ________________________________
                                            John J. Kramer, President
          ATTEST:


          /s/Barton S. Blond
          ____________________________
          Barton S. Blond, Secretary
















          STATE OF MISSOURI        )
                                   ) SS
          COUNTY OF JACKSON        )

               I, Olga Marr, a notary public, do hereby certify that on the 22nd day of April, 1982, personally appeared before me John
          J. Kramer, who, being by me first duly sworn, declared that he signed the foregoing document as President of United Missouri Bancshares, Inc., and that the statements therein contained are true.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of my office at Kansas City, Jackson County, Missouri, the day and year last written above.

                                         /s/Olga Marr
                                        ___________________________________
                                        Notary Public Within and For Said
                                                       County and State


          My Commission Expires:

          January 22, 1983

                               CERTIFICATE OF AMENDMENT
                                          of
                              ARTICLES OF INCORPORATION
                                          of
                           UNITED MISSOURI BANCSHARES, INC.

                                A Missouri Corporation

                                   ________________


               The undersigned, Malcolm M. Aslin, President of United Missouri Bancshares, Inc., and the undersigned, Barton S. Blond, Secretary of United Missouri Bancshares, Inc., do hereby make this Certificate of Amendment of the Articles of Incorporation of United Missouri Bancshares, Inc., a Missouri corporation, certifying as follows:

               1.   The  name   of  the  corporation  is  "United  Missouri
          Bancshares, Inc."

               2.   The   Amendment  to   the  Articles   of  Incorporation
          hereinafter set forth was adopted by the shareholders of United Missouri Bancshares, Inc. on April 19, 1984.

               3. The Amendment to the Articles of Incorporation adopted by the shareholders of the corporation amends Article VI of the Articles of Incorporation, so that, as amended, Article VI shall provide as follows:

                                      ARTICLE VI
                                      __________













                         The aggregate number of shares which the
                    corporation shall have authority to issue is eighteen million (18,000,000) shares of common stock with a par value of Twelve Dollars and fifty cents ($12.50) per share. There shall be no preferences, qualifications, limitations, restrictions or special relative or convertible rights in respect of any said shares.

               4. The number of outstanding shares of stock of United Missouri Bancshares, Inc. is 6,666,974, all of which are common shares. The number of shares entitled to vote on the foregoing amendment was 6,666,974.

               5. At the meeting of shareholders of the corporation duly called and held on April 19, 1984, the number of shares voted for the amendment was 5,416,174 and the number of shares voted against the amendment was 195,042.

               6. The amendment effects a change in the number of authorized shares of common stock of the corporation. Prior to the amendment, the number of authorized shares of common stock was ten million (10,000,000) and the par value of such shares was $12.50 per share. Under the foregoing amendment, the number of authorized shares of common stock will be eighteen million (18,000,000) and the par value of such shares will remain at $12.50 per share.

               7. The amount, in dollars, of authorized shares of the corporation having a par value, as changed by the amendment, is $225,000,000.

               IN WITNESS WHEREOF, the undersigned, Malcolm M. Aslin, President of the corporation, has executed this instrument, and its secretary, Barton S. Blond, has affixed the corporate seal this 25th day of April, 1984.


                                   UNITED MISSOURI BANCSHARES, INC.



                                   By  /s/Malcolm M. Aslin
                                      __________________________________
                                       Malcolm M. Aslin, President
          ATTEST:


          /s/Barton S. Blond
          ____________________________
          Barton S. Blond, Secretary



          STATE OF MISSOURI        )
                                   ) SS













          COUNTY OF JACKSON        )

               I, Bobbi Lynn Herring, a Notary Public, do hereby certify that on the 30th day of April, 1984, personally appeared before me Malcolm M. Aslin, who, being by me first duly sworn, declared that he signed the foregoing document as President of United Missouri Bancshares, Inc., and that the statements therein contained are true.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of my office at Kansas City, Jackson County, Missouri, the day and year last written above.

                                   /s/Bobbi Lynn Herring
                                   _____________________________________
                                   Notary Public Within and For Said
                                             County and State


          My Commission Expires:

          Bobbi Lynn Herring
          Notary Public- State of Missouri
          Commissioned in Clay County
          My Commission Expires April 10, 1987

                               CERTIFICATE OF AMENDMENT
                                          of
                              ARTICLES OF INCORPORATION
                                          of
                           UNITED MISSOURI BANCSHARES, INC.

                                A Missouri Corporation


               The undersigned, Malcolm M. Aslin, President of United Missouri Bancshares, Inc., and the undersigned, David D. Miller, Secretary of United Missouri Bancshares, Inc., do hereby make this Certificate of Amendment of the Articles of Incorporation of United Missouri Bancshares, Inc., a Missouri corporation, certifying as follows:

               1.   The  name  of  the  corporation  is   "United  Missouri
          Bancshares, Inc."

               2.   The  Amendment   to  the   Articles  of   Incorporation
          hereinafter set forth was adopted by the shareholders of United Missouri Bancshares, Inc. on April 16, 1992.

               3. The Amendment to the Articles of Incorporation adopted by the shareholders of the corporation amends Article III of the Articles of Incorporation, so that, as amended, Article III shall provide as follows:














                                     ARTICLE III
                                     ___________

               The aggregate number of shares which the corporation shall have authority to issue is twenty-three million (23,000,000) shares of common stock with a par value of Twelve Dollars and fifty cents ($12.50) per share. There shall be no preferences, qualifications, limitations, restrictions or special relative or convertible rights in respect of any said shares.

               4. The number of outstanding shares of stock of United Missouri Bancshares, Inc. is 13,809,781, all of which are common shares. The number of shares entitled to vote on the foregoing amendment was 13,809,781.

               5. At the meeting of shareholders of the corporation duly called and held on April 16, 1992, the number of shares voted for the amendment was 12,349,043 and the number of shares voted against the amendment was 221,094.

               6. The amendment effects a change in the number of authorized shares of common stock of the corporation. Prior to the amendment, the number of authorized shares of common stock was eighteen million (18,000,000) and the par value of such shares was $12.50 per share. Under the foregoing amendment, the number of authorized shares of common stock will be twenty-three million (23,000,000) and the par value of such shares will remain at $12.50 per share.

               7. The amount, in dollars, of authorized shares of the corporation having a par value, as changed by the amendment, is $287,500,000.

               IN WITNESS WHEREOF, the undersigned, Malcolm M. Aslin, President of the corporation, has executed this instrument, and its secretary, David D. Miller, has affixed the corporate seal this 4th day of May, 1992.


                                   UNITED MISSOURI BANCSHARES, INC.



                                   By /s/Malcolm M. Aslin
                                      ________________________________
                                       Malcolm M. Aslin, President
          ATTEST:


          /s/David D. Miller
          ____________________________
          David D. Miller, Secretary



          STATE OF MISSOURI        )
                                   ) SS













          COUNTY OF JACKSON        )

               On this 4th day of May, 1992, before me, the undersigned, a Notary Public, personally appeared Malcolm M. Aslin, to me personally known, who, being duly sworn, did say that he is the President of United Missouri Bancshares, Inc., a corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and was attested by David D. Miller, Corporate Secretary of said corporation; that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and they acknowledge said instrument to be the free act and deed of said corporation.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.

                                    /s/John Thomas Edwards
                                   _____________________________________
                                        Notary Public


          My Commission Expires:

          John Thomas Edwards
          Notary Public - State of Missouri
          Commissioned in Jackson County
          My Commission Expires April 28, 1996

                               CERTIFICATE OF AMENDMENT
                                          of
                              ARTICLES OF INCORPORATION
                                          of
                           UNITED MISSOURI BANCSHARES, INC.

                                A Missouri Corporation


               The undersigned, R. Crosby Kemper, President of United Missouri Bancshares, Inc., and the undersigned, David D. Miller, Secretary of United Missouri Bancshares, Inc., do hereby make this Certificate of Amendment of the Articles of Incorporation of United Missouri Bancshares, Inc., a Missouri corporation, certifying as follows:

               1.   The  name  of  the  corporation  is  "United   Missouri
          Bancshares, Inc."

               2.   The  Amendments   to  the  Articles   of  Incorporation
          hereinafter set forth were adopted by the shareholders of United Missouri Bancshares, Inc. on April 21, 1994.

               3. The First Amendment to the Articles of Incorporation adopted by the shareholders of the corporation amends Article I of the Articles of Incorporation, so that, as amended, Article I shall provide as follows:

                                      ARTICLE I
                                      _________

               The name of the corporation is "UMB Financial Corporation."

               4. The number of outstanding shares of stock of United Missouri Bancshares, Inc. is 17,625,961, all of which are common shares. The number of shares entitled to vote on the foregoing amendment was 17,625,961.

               5. At the meeting of shareholders of the corporation duly called and held on April 21, 1994, the number of shares voted for the amendment was 15,605,143 and the number of shares voted against the amendment was 154,647.

               6. The Second Amendment to the Articles of Incorporation adopted by the shareholders of the corporation amends Article III of the Articles of Incorporation, so that, as amended, Article III shall provide as follows:

                                     ARTICLE III
                                     ___________

               The aggregate number of shares which the corporation shall have authority to issue is twenty-three million (23,000,000) shares of common stock with a par value of One Dollar ($1.00) per share. There shall be no preferences, qualifications, limitations, restrictions or special relative or convertible rights in respect of any said shares.

               7. The number of outstanding shares of stock of United Missouri Bancshares, Inc. is 17,625,961, all of which are common shares. The number of shares entitled to vote on the foregoing amendment was 17,625,961.

               8. At the meeting of shareholders of the corporation duly called and held on April 21, 1994, the number of shares voted for the amendment was 15,260,651 and the number of shares voted against the amendment was 363,492.

               9. The amendment effects a change in the par value of the common stock of the corporation. Prior to the amendment the par value of each share of stock was Twelve Dollars and Fifty Cents ($12.50). Under the foregoing amendment, the par value of each share of common stock will be One Dollar ($1.00) per share.

               IN  WITNESS  WHEREOF,  the  undersigned, R.  Crosby  Kemper,
          President of the corporation, has executed this instrument, and its secretary, David D. Miller, has affixed the corporate seal this 21st day of April, 1994.


                                   UNITED MISSOURI BANCSHARES, INC.















                                   By  /s/R. Crosby Kemper
                                      __________________________________
                                       R. Crosby Kemper, President
          ATTEST:


          /s/David D. Miller
          ____________________________
          David D. Miller, Secretary


          STATE OF MISSOURI        )
                                   ) SS
          COUNTY OF JACKSON        )

               On this 21st day of April, 1994, before me, the undersigned, a Notary Public, personally appeared R. Crosby Kemper, to me personally known, who, being duly sworn, did say that he is President of United Missouri Bancshares, Inc., a corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and was attested by David D. Miller, Corporate Secretary of said corporation; that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and they acknowledge said instrument to be the free act and deed of said corporation.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.

                                   /s/Billy Ray Smith
                                   _____________________________________
                                        Notary Public

          My Commission Expires:

          Billy Ray Smith
          Notary Public - State of Missouri
          Commissioned in Clay County
          My Commission Expires July 2, 1995

                                     CERTIFICATE
                                          of
                             REDUCTION OF STATED CAPITAL
                                          of
                           UNITED MISSOURI BANCSHARES, INC.

                                A Missouri Corporation


               The undersigned, James A. Sangster, Executive Vice President of United Missouri Bancshares, Inc., and the undersigned, David
          D. Miller, Secretary of United Missouri Bancshares, Inc., do hereby make this Certificate of a Reduction of Stated Capital of United Missouri Bancshares, Inc., a Missouri corporation, certifying as follows:













               1.   The  name   of  the  corporation  is  "United  Missouri
          Bancshares, Inc."

               2.   The   following   Resolution   was  approved   by   the
          shareholders at their annual meeting which was held at the offices of the company on April 21, 1994:

                    "Resolved that Article III of the Articles of Incorporation be amended to read 'The aggregate number of shares which the corporation shall have authority to issue is twenty-three million (23,000,000) shares of common stock with a par value of One Dollar ($1.00) per share. There shall be no preferences, qualifications, limitations, restrictions or special relative or convertible rights in respect of any said shares.'"

               3. The number of outstanding shares of stock of United Missouri Bancshares, Inc. is 17,625,961, all of which are common shares. The number of shares entitled to vote on the foregoing amendment was 17,625,961.

               4. At the meeting of shareholders of the corporation duly called and held on April 21, 1994, the number of shares voted for the amendment was 15,260,651 and the number of shares voted against the amendment was 363,492.

               5. The number of shares voting in favor of the proposed amendment was in excess of two-thirds of the outstanding shares of United Missouri Bancshares, Inc. entitled to vote at the meeting.

               6. The reduction in par value will be effected by a reduction in the stated value of the 18,926,307 shares (which number includes 1,300,346 treasury shares) from $236,578,837.50 to $18,926,307. This reduction will be offset by an increase in capital surplus in the amount of $217,652,530.50. There will be no distribution of assets to the shareholders in connection with this reduction of stated capital and there will be no change in the total shareholders equity. No outstanding shares will be retired.

               IN WITNESS WHEREOF, the undersigned, James A. Sangster, Executive Vice-President of the corporation, has executed this instrument, and its secretary, David D. Miller, has affixed the corporate seal this 25th day of April, 1994.


                                   UNITED MISSOURI BANCSHARES, INC.



                                   By  /s/James A. Sangster
                                      __________________________________













                                       James A. Sangster
                                       Executive Vice-President
          ATTEST:


          /s/David D. Miller
          ___________________________
          David D. Miller, Secretary


          STATE OF MISSOURI        )
                                   ) SS
          COUNTY OF JACKSON        )

               On this 25th day of April, 1994, before me, the undersigned, a Notary Public, personally appeared James A. Sangster, to me personally known, who, being duly sworn, did say that he is an Executive Vice-President of United Missouri Bancshares, Inc., a corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and was attested by David D. Miller, Corporate Secretary of said corporation; that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and they acknowledge said instrument to be the free act and deed of said corporation.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.

                                    /s/Billy Ray Smith
                                   _____________________________________
                                        Notary Public

          My Commission Expires:

          Billy Ray Smith
          Notary Public - State of Missouri
          Commissioned in Clay County
          My Commission Expires July 2, 1995

                               CERTIFICATE OF AMENDMENT
                                          of
                              ARTICLES OF INCORPORATION
                                          of
                              UMB FINANCIAL CORPORATION

                                A Missouri Corporation


               The undersigned, Alexander C. Kemper, President of UMB Financial Corporation, and the undersigned, David D. Miller,
          Secretary of UMB Financial Corporation, do hereby make this Certificate of Amendment of the Articles of Incorporation of UMB Financial Corporation, a Missouri corporation, certifying as follows:














               1.   The  name   of  the   corporation  is  "UMB   Financial
          Corporation."

               2.   An   Amendment  to   the   Articles  of   Incorporation
          hereinafter set forth was adopted by the shareholders of UMB Financial Corporation on April 20, 1995.

               3. The Amendment to the Articles of Incorporation adopted by the shareholders of the corporation amends Article III of the Articles of Incorporation, so that, as amended, Article III shall provide as follows:

                                     ARTICLE III
                                     ARTICLE III
                                     ___________

               The aggregate number of shares which the corporation shall have the authority to issue is twenty-four million (24,000,000). Twenty-three million (23,000,000) of such shares shall be common stock with a par value of one dollar ($1.00) per share, and such common stock shall have no preferences, qualifications, limitation, restrictions or special relative or convertible rights. The remaining one million (1,000,000) shares shall be preferred stock with a par value of ten cents ($0.10) per share.

               The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article III, to provide for the issuance of the shares of preferred stock in series, and by compliance with the applicable law of Missouri, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each such series shall include, but not be limited to, determination of the following:

          (a) The number of shares to constitute such series (which number may at any time, or from time to time, be increased or decreased by the Board of Directors, notwithstanding that shares of the series may be outstanding at the time of such increase or decrease, unless the Board of Directors shall have otherwise provided in creating such series) and the distinctive designation thereof;

          (b) The dividend rate on the shares of such series, whether or not dividends on the shares of such series shall be cumulative, and the date or dates, if any, from which dividends thereon shall be cumulative;

          (c) Whether or not the shares of such series shall be redeemable, and, if redeemable, the date or dates upon or after which they shall be redeemable, the amount per share payable thereon in the case of the redemption (which amount shall be, in the case of each share, not less than its preference upon involuntary liquidation, plus an amount equal to all dividends thereon accrued and unpaid, whether or not earned or declared and which amount may vary at different redemption dates or otherwise as permitted by law) and whether such series may be redeemed for cash, property or rights, including securities of the corporation or another corporation;

          (d) The right, if any, of holders of such series to convert the same into, or exchange the same for, common stock or other securities, and the terms and conditions of such conversion or exchange, as well as any provisions for adjustment of the conversion rate in such events as the Board of Directors shall determine;

          (e) Whether the holders of shares of such series shall have voting power, in addition to the voting powers provided by law, and if such additional voting power is established, to fix the extent thereof;

          (f) Whether such series shall have a sinking fund for the redemption or repurchase of shares of that series, and, if so, the terms and amount of such sinking fund;

          (g) The rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and

          (h) Any other rights and privileges and any qualifications, limitations or restrictions of such rights and privileges of such series;

          provided, however, that the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, so fixed by the Board of Directors shall not conflict with these Articles of Incorporation or with the resolution or resolutions adopted by the Board of Directors, as hereinabove provided, providing for the issue of any series of preferred stock for which there are then shares outstanding.

               All shares of preferred stock of the same series shall be identical in all respects, except that shares of any one series issued at different times may differ as to dates, if any, from which dividends thereon may accumulate. All shares of preferred stock of all series shall be of equal rank and shall be identical in all respects, except that, to the extent not otherwise limited in this Article III, any series may differ from any other series with respect to any one or more of the designations, relative rights, preferences and limitations (including, without limitation, the designations, relative rights, preferences and limitations described or referred to in subparagraphs (a.) to (h.) inclusive above) which may be fixed by the Board of Directors pursuant to this Article III.

               Dividends on the outstanding preferred stock shall be declared and paid or set apart for payment before any dividends shall be declared and paid or set apart for payment on the common stock with respect to the same dividend period. Dividends on any shares of preferred stock shall be cumulative only if and to the extent established by the Board of Directors.

               All shares of preferred stock of all series shall be of equal rank, preference and priority as to dividends irrespective of whether the rates of dividends to which the same shall be entitled shall be the same and when the stated dividends are not paid in full, the shares of all series of the preferred stock shall share ratably in the payment thereof in accordance with the sums which would be payable on such shares if all dividends were paid in full provided, however, that any two or more series of the preferred stock may differ from each other as to the existence and extent of the right to cumulative dividends, as previously provided herein.

               Except as otherwise specifically provided by law or as established by the Board of Directors, preferred stock shall not have any right to vote for the election of directors or for any other purpose, but if so provided, the Board of Directors may give each holder of preferred stock more or less than one vote for each share of stock held of record by such holder at the time entitled to voting rights.

               In the event of any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, each series of preferred stock shall have preference and priority over the common stock for payment of the amount to which such series of preferred stock shall be entitled in accordance with the provisions thereof and each holder of preferred stock shall be entitled to be paid in full such holder's share of such amount, or have a sum sufficient for the payment in full set aside. If, upon liquidation, dissolution or winding up of the corporation, the assets of the corporation or proceeds thereof, distributable among the holders of the shares of all series of the preferred stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable if all amounts payable thereon were paid in full. After the payment to the holders of preferred stock of all such amounts to which they are entitled, as above provided, the remaining assets and funds of the corporation shall be divided and paid to the holders of common stock.

               In the event that the preferred stock of any one or more series shall be made redeemable, the corporation, at the option of the Board of Directors, may redeem, at the time or times as established by the Board of Directors with respect to any such series, all or any part of any such series of preferred stock outstanding upon notice duly given as hereinafter specified, by paying for each share the then applicable redemption price plus an amount equal to accrued and unpaid dividends to the date fixed for redemption. A notice specifying the shares to be redeemed, and the time and place of redemption (and, if less than the total outstanding shares are to be redeemed, specifying the certificate numbers and number of shares to be redeemed) shall be mailed, addressed to the holders of record of the preferred stock to be redeemed at their respective addresses as the same shall appear upon the books of the corporation, not less than thirty (30) days nor more than ninety (90) days previous to the date fixed for redemption. If less than the whole amount of any outstanding series of preferred stock is to be redeemed, the shares of such series to be redeemed shall be selected by lot or pro rata in any manner determined by resolution of the Board of Directors to be fair and proper. From and after the date fixed in any such notice as the date of redemption (unless default shall be made by the corporation in providing monies at the time and place of redemption for payment of the redemption price) all dividends upon the preferred stock so called for redemption shall cease to accrue. With respect to any shares of preferred stock so called for redemption, if, before the redemption date, the corporation shall deposit with a bank or trust company in the United States, having a capital and surplus of at least $10,000,000, funds necessary for such redemption, in trust, to be applied to the redemption of the shares of preferred stock so called for redemption, then from and after the date of such deposit, all rights of the holders of such shares of preferred stock so called for redemption shall cease, except the right to receive, on and after the date of such deposit, the redemption price upon surrender of the certificates representing such shares of preferred stock so called for redemption, duly endorsed for transfer, if required, and except as might otherwise be provided by the Board of Directors with respect to any such shares of preferred stock so called for redemption. Any interest accrued on such funds shall be paid to the corporation from time to time. Any funds so deposited and unclaimed at the end of six (6) years from such redemption date shall be released or repaid to the corporation, after which the holders of such shares of preferred stock so called for redemption shall look only to the corporation for payment of the redemption price. Notwithstanding the foregoing, no redemption of any shares of any series of preferred stock shall be made by the corporation (1) which as of the date of mailing of the notice of such redemption would, if such date were the date fixed for redemption, reduce the net assets of the corporation remaining after such redemption below the aggregate amount payable upon voluntary or involuntary liquidation, dissolution or winding up to the holders of shares having rights senior or equal to the preferred stock in the assets of the corporation upon liquidation, dissolution or winding up; or (2) unless all cumulative dividends for the current and all prior dividend periods have been declared and paid or declared and set apart for payment on all shares of the corporation having a right to cumulative dividends.

               Shares of any series of preferred stock which have been redeemed, retired or purchased by the corporation (whether through the operation of a sinking or purchase fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of the corporation of any other class or series shall thereafter have the status of authorized but unissued shares of preferred stock of the corporation, and may thereafter be reissued as part of the same series or may be reclassified and reissued by the Board of Directors in the same manner as any other authorized and unissued shares of preferred stock.

               4. The number of outstanding shares of stock of UMB Financial Corporation is 19,001,107, all of which are common shares. The number of shares entitled to vote on the foregoing amendment was 19,001,107.

               5. At the meeting of shareholders of the corporation duly called and held on April 20, 1995, the number of shares voted for the amendment was 14,221,941 and the number of shares abstaining or voting against the amendment was 2,969,945.

               IN WITNESS WHEREOF, the undersigned, Alexander C. Kemper, President of the corporation, has executed this instrument, and its secretary, David D. Miller, has affixed the corporate seal this 11th day of July, 1995.


                                   UMB FINANCIAL CORPORATION



                                   By  /s/Alexander C. Kemper
                                      __________________________________
                                      Alexander C. Kemper, President
          ATTEST:


          /s/David D. Miller
          ____________________________
          David D. Miller, Secretary


          STATE OF MISSOURI        )
                                   ) SS
          COUNTY OF JACKSON        )

               On this 11th day of July, 1995, before me, the undersigned, a Notary Public, personally appeared Alexander C. Kemper, to me personally known, who, being duly sworn, did say that he is President of UMB Financial Corporation, a corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and was attested by David D. Miller, Corporate Secretary of said corporation; that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and they acknowledge said instrument to be the free act and deed of said corporation.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.














                                   /s/Billy Ray Smith
                                   _____________________________________
                                   Notary Public

          My Commission Expires:

          July 2, 1999